AMERICAN AADVANTAGE FUNDS
AMERICAN AADVANTAGE MILEAGE FUNDS
Platinum Class

Supplement to the Statement of Additional Information dated March 1, 1999

The following sentence is added to the end of the second paragraph on page 24:

A description of the characteristics of the AAdvantage program may appear in Fund advertisements, including its ranking as compared to other frequent flyer programs by various publications.